UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2024

Tilray Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

265 Talbot Street West,
Leamington, ON		N8H 5L4
(Address of Principal Executive Offices,		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 845-7291

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, $0.0001 par	TLRY
value per share		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On November 21, 2024, Tilray Brands, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, stockholders considered and voted on the following proposals, each of which is described in more detail in the Company’s proxy statement dated September 26, 2024 (the "Proxy Statement"): (1) the election of David Hopkinson and Thomas Looney as Class III directors to serve until each of their respective terms expire or until a successor is duly elected and qualified; (2) the ratification of the appointment of PricewaterhouseCoopers LLP ("PWC") as the Company's independent registered accounting firm for the current fiscal year; (3) the approval to increase the number of shares of common stock the Company is authorized to issue from 1,208,000,000 to 1,426,000,000 (the “Authorized Shares Proposal”); and (4) the approval of the amendments (the “Governance Changes Proposal”) to the Company’s Certificate of Incorporation, as amended, to declassify the Company’s Board of Directors and eliminate provisions that allow stockholders to remove directors only for cause.

The first and second proposals to re-elect Class III directors and ratify the appointment of PWC were formally approved by the vote of the Company’s stockholders at the Annual Meeting, as detailed in the voting results outlined below.

Solely with respect to the third proposal, the Company adjourned the Annual Meeting as to the Authorized Shares Proposal in order to permit the Delaware Court of Chancery to issue its decision on previously disclosed pending litigation regarding the Company’s voting standard for this proposal. This pending litigation was previously disclosed in the Company Current Report on Form 8-K filed with the U.S. Securities and Exchange on November 6, 2024. This adjourned portion of the Annual Meeting will be held at 11:00 am EST on December 19, 2024, and will be held virtually online at www.virtualshareholdermeeting.com/TLRY2024.

The fourth proposal did not receive sufficient votes to approve the Governance Changes Proposal.

Proposal No. 1 – Election of Class III Directors:

Nominee	For	Withheld	Broker Non-Votes
David Hopkinson	63,488,878	41,249,750	278,258,110
Thomas Looney	67,293,980	37,444,648	278,258,110

Effective November 21, 2024, the term of service ended for Jodi Butts as a Class III director of the Company.

Proposal No. 2 – Ratification of Selection of Independent Registered Public Accounting Firm:

For	342,962,474
Against	26,673,984
Abstain	13,360,280

Proposal No. 3 – Approval of the Authorized Shares Proposal:

For	223,206,742
Against	153,555,455
Abstain	6,234,541

Proposal No. 4 – Approval of the Governance Changes Proposal:

For	83,038,148
Against	18,647,365
Abstain	3,053,115
Broker Non-Votes	278,258,110

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray Brands, Inc.
Date: November 21, 2024
By: /s/ Mitchell Gendel
Name: Mitchell Gendel
Title: Global General Counsel